Exhibit 99.1

INVESTOR PRESENTATION

DECEMBER 2013

NASDAQ : FRGI

Forward-Looking Statements

This presentation contains statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the

Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive in nature or that depend upon or refer to future events or conditions are forward-looking statements. These statements are often identified by the words

“may,” “might,” “will,” “should,” “anticipate,” “believe,” “expect,” “intend,” “estimate,” “hope,” “plan,” or similar expressions.

In addition, expressions of our strategies, intentions, or plans are also forward-looking statements. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their date. There are important factors that could cause actual results to differ materially from those in forward-looking statements, many of which are beyond our control. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected or implied in the forward-looking statements. We have identified significant factors that could cause actual results to differ materially from those stated or implied in the forward-looking statements. We believe important factors that could cause actual results to differ materially from our expectations include the following, in addition to other risks and uncertainties discussed herein: the effect of the spin-off of our company and the potential tax liability associated with the spin-off; increases in food and other commodity costs; competitive conditions; regulatory factors;

environmental conditions and regulations; general economic conditions, particularly in the retail sector; weather conditions; fuel prices;

significant disruptions in service or supply by any of our suppliers or distributors; changes in consumer perception of dietary health and food safety; labor and employment bene benefit costs; the outcome of pending or future legal claims or proceedings; our ability to manage our growth and successfully implement our business strategy; risks associated with the expansion of our business; our borrowing costs and credit ratings, which may be influenced by the credit ratings of our competitors; the availability and terms of necessary or desirable financing or refinancing and other related risks and uncertainties; the risk of an act of terrorism, insurrection, or armed conflict involving the United States or any other national or international calamity; factors that affect the restaurant industry generally, including product recalls, liability if our products cause injury, ingredient disclosure and labeling laws and regulations, reports of cases of foodborne illnesses such as mad cow disease and avian flu, and the possibility that consumers could lose confidence in the safety and quality of certain food products, as well as negative publicity regarding food quality, illness, injury, or other health concerns; and other factors discussed in our filings with the SEC.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

2

Senior Management Representatives

Timothy Taft: Chief Executive Officer Lynn Schweinfurth: Chief Financial Officer

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

3

Company Overview

4

Corporate Snapshot

Completed spin-off from Carrols Restaurant Group “TAST” on May 7, 2012

Owns and operates two distinct fast-casual brands: Pollo Tropical and Taco Cabana

264 company-operated restaurants in five states (as of 9/29/13)

46 franchised restaurants, including 34 outside of the U.S. (as of 9/29/13)

LTM 9/29/13 Revenue: LTM 9/29/13 Total Adjusted EBITDA: $541.8 Million1 $66.8 Million2

Taco Cabana Taco Cabana 54% 40%

Pollo Tropical Pollo Tropical 46% 60%

TACO CABANA POLLO TROPICAL

Source: Company filings.

1. Includes franchise royalty revenues and fees.

2. See adjusted EBITDA reconciliation on pages 34-36.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

5

Investment Highlights

Leading Brands in the Attractive Fast-Casual Segment Fresh, High-Quality Foods With Broad Appeal Differentiated Menus Offering a Compelling Value Proposition Industry-Leading Restaurant Economic Metrics Significant New Restaurant Growth Potential Multiple Levers to Drive Sales and Margins Experienced Management Team

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

6

Leading Brands in the Attractive Fast-Casual Segment

Sales by Daypart

Great-tasting tropical- and Caribbean-inspired food you feel better about eating

Lunch 46%

25+ year history

138 total restaurants

100 company-owned (72%)

38 franchised (28%)

Dinner 54%

$2.6 million LTM AUV

Attractive value proposition with an average check of $10.02

Sales by Occasion

Open Display Cooking Inviting Atmosphere

Drive-Thru

Convenience 45% Elevated Service

Counter 55%

Source: Company filings.

Note: Figures as of September 29, 2013.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

7

Fresh, High-Quality Foods With Broad Appeal

Broad selection of freshly prepared, high-quality food with healthy options

Menu items made fresh daily for each guest

Wide variety of fresh, grilled proteins, including bone-in chicken marinated for 24 hours in our proprietary blend of tropical fruit juices and spices

Open display cooking on large, open-flame grills

Daily “made from scratch” salsas and Caribbean-style side dishes

Uniquely Caribbean desserts

Menu offerings enhanced by new items, seasonal offerings, and healthy options to accommodate consumer preferences

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

8

Leading Brands in the Attractive Fast-Casual Segment

For people hungry for an easy, affordable experience, Taco Cabana is the casual, convenient restaurant that serves the flavors of Mexico made fresh, by hand

35+ year history

172 total restaurants

164 company-owned (95%)

8 franchised (5%)

$1.8 million LTM AUV

Average check of $8.55

Majority of restaurants open 24 hours

Festive Mexican Theme Indoor and Patio Seating

Sales by Daypart

Breakfast Dinner 18% 26%

Late Night 13%

Lunch Other 23% 20%

Sales by Occasion

Counter

48%

Drive-Thru

52%

Source: Company filings.

Note: Figure as of September 29, 2013.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Fresh, High-Quality Foods With Broad Appeal

High-quality, contemporary Mexican food

Flame-grilled beef and chicken fajitas served on sizzling iron skillets

Flour tortillas made fresh daily and “made from scratch” salsas and sauces

Self-service salsa and condiment bar

Open display cooking and food made to order

Frozen margaritas and beer

Menu offerings enhanced by new items, seasonal offerings, and healthy options to accommodate consumer preferences

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Compelling Value Proposition: Chipotle vs. Pollo Tropical

Fast-casual dining

Almost 1,500 total restaurants throughout the U.S.

$10.00 average check

Sample Offerings:

Entrée: Chicken Bowl

$6.25

Entrée: Chicken Burrito

$6.25

Sources: Company data, public filings, and equity research.

Note: Pollo Tropical restaurant count and average check reflect company-owned restaurants. Company figures of September 29, 2013.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Fast-casual dining

100 Pollo Tropical restaurants in three U.S. states

$10.02 average check

Sample Offerings:

Entrée:

Chicken Bowl

$4.19

Entrée:

Grilled Chicken Platter

$4.79

Compelling Value Proposition: Chipotle vs. Taco Cabana

Fast-casual dining

Almost 1,500 total restaurants throughout the U.S.

$10.00 average check

Sample Offerings:

Entrée:

Chicken Burrito $6.25 Steak Burrito $6.65

Entrée:

Chicken Salad $6.25 Steak Salad $6.65

Entrée:

Steak Taco $6.65

Fast-casual dining

164 Taco Cabana restaurants in two U.S. states

$8.55 average check

Sample Offerings:

Entrée:

Chicken Burrito $4.99

Steak Burrito $5.29

Entrée:

Chicken Salad $4.99

Steak Salad $5.29

Entrée:

Steak Taco $4.69

Sources: Company data, public filings, and equity research.

Note: Taco Cabana restaurant count and average check reflect company-owned restaurants. Company figures as of September 29, 2013.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Industry-Leading AUVs ($ MILLIONS)

Industry-Leading Average Unit Volumes

AUVs of Selected Fast-Casual Restaurants

$2.6

$2.5

$2.1

$1.8 $1.2 $1.0 $1.0

Pollo Tropical AUV Growth Taco Cabana AUV Growth $1.8 $1.8

$2.5 $2.6

1% . 4%

$2.1 . $1.6

$2.3

$1.7

GR=8 GR=4

CA CA

2010 2011 2012 LTM 9/29/13 2010 2011 2012 LTM 9/29/13

Note: Figures as of Q3 FY 2013 unless otherwise noted. Potbelly AUV LTM as of June 30, 2013. Qdoba AUV is as of September 30, 2012. Sources: Company filings and Wall Street research.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Strong Comparable Restaurant Sales Growth

Quarterly Comparable Restaurant Sales Growth

13.5% 6.8%

6.1%

10.7% 5.3% 4.5% 9.4% 8.3% 4.5% 7.9% 7.8% 7.8% 7.0% 6.4% 6.5%

2.7%

3.8% 2.0% 1.8% 2.0% 1.8%

1.1%

Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13

Two-Year Stacked Quarterly Comparable Restaurant Sales Growth

22.9%

17.2% 18.5% 9.4% 18.5%

17.0% 16.7%

16.1% 9.5% 9.0%

14.9% 14.2%

8.1% 8.1%

13.2% 13.5%

7.8% 7.8% 7.1%

10.7% 6.8% 2.0%

6.3% 4.5%

7.9% 7.0% 8.3% 3.8% 6.4% 6.5% 1.8% 5.6%

13.5% 5.0%

4.4% 6.1% 1.1%

5.3% 2.7%

3.6%

0.0%

4.5% 1.8%

2.0%

3.7% 6.3% 8.8% 10.7% 13.5% 10.7% 7.9% 7.8% 9.4% 7.8% 7.0% (2.0%) (0.1%) 1.0% 2.3% 2.0% 4.5% 5.3% 2.7% 6.1% 4.5% 1.8% Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13

MOST RECENT QUARTER PRIOR QUARTER MOST RECENT QUARTER PRIOR QUARTER

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Significant Restaurant Growth Potential

Primary expansion vehicle given leading restaurant economics

Strategic development beyond Florida and the Southeast

First planned store opening in Texas in Q1 2014 with new prototype

International development continues through franchising

Non-traditional U.S. licensing opportunities

20% unit growth in 2014

New Company-Owned Restaurants Opened

2009 .1 2010.2 2011.2 2012.5 2013.E12

Current Footprint

Note: Where two numbers appear, the first represents 2/0 company-operated restaurants and the second represents franchised restaurants. 4/0 Note: Figures as of September 29, 2013.

Source: Company filings. 2014

94/4

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

International Franchising as of 9/29/13

Bahamas . 1 Costa Rica. 3 Dominican Republic . 1 Ecuador. 1 Honduras . 2 India . 1 Panama. 2 Puerto Rico . 18 Trinidad and Tobago . 2 Venezuela . 3

Recent Agreements:

Costa Rica, India, and Panama

Significant Restaurant Growth Potential

Experimenting with new elevated concept in development Strategic development beyond Texas First elevated test concept to open in the Southeast in Q1 2014

Potential as a secondary growth concept

Non-traditional U.S. licensing opportunities

New Company-Owned Restaurants Opened

2009 .4 2010.1 2011.4 2012.5 2013. E6

current footprint

Note: Where two numbers appear, the first represents company-operated restaurants and [3 3/0 0] the second represents franchised restaurants. 0/4

2014 3/0

Note: Figures as of September 29, 2013.

161/3

Source: Company filings.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Restaurant Growth Potential

Well positioned to capitalize on growth in future years as evidenced by store count of competitors

Number of Systemwide Restaurants in U.S.

1,736

1,525

592

537

400

368

286

172

104

2

Total U.S. 3,200 4,500 2,000 N/A N/A 2,500 N/A

Unit Potential

% of Total 54.3% 33.9% 29.6% N/A N/A 14.7% N/A

Potential

Sources: Company filings, Wall Street research, and company websites. Domestic systemwide unit counts as of the most recent filings. El Pollo Loco and Moe’s locations as of 10/23/13 and 11/10/13, respectively. Note: Number of Taco Cabana and Pollo Tropical restaurants as of September 29, 2013.

1. Taco Cabana includes eight franchised locations.

2. Pollo Tropical includes four franchised locations in the U.S.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Attractive New Restaurant Economics With Significant White Space


FIESTA
TACO CABANA
Pollo Tropical

- Enhanced site selection criteria implemented
- Plan to cluster three to four restaurants within 24 months of entering a new market, timing of media efficiency will vary by market
- New elevated prototype for Pollo with lowered development costs to be rolled out in early 2014
- When possible, sale leaseback proceeds will partially fund cash investment costs and improve returns

Targeted New Restaurant Economics (2nd Year After Opening)

$ IN MILLIONS

Average New Unit P&L	Pollo Tropical	Taco Cabana
Average Unit Volume	$2.2	$1.9
Cash Investment Costs[1]	$1.5-1.8	$1.4-1.6
Cash-on-Cash Return	~ 25%+	~ 20%+

1. Pre-opening expense not included in investment cost. Assumes land lease with cash investment for building and FF&E. Company targets free-standing locations due to drive-thru. In the event of an existing building conversion, cash investment cost would be on the lower end of the range.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

18

Brand Elevation Program

Fast-Casual: Image and Service Aligned With Superior Food Quality

Updated, Menu Contemporary Customization Look That Is More Relevant to Today’s Customer Goals:

Increase Sales, Maximize Profitability, Broaden Customer Base

Align Facility Design With Modified Real Estate Table Strategy in Service New Markets

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Portability of the Brand: Jacksonville, FL (Opened in Late 2010)

Modified Table Service

Menu Customization

Better Quality Site

Elevated Target Demographic

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Dine-in customers are greeted by a hostess

Diners place order at counter, receive locator, and then server delivers meal at table

76-person seating capacity

Food served on real plates with silverware

White, yellow, or brown rice

Customers select type of beans and protein

“A la carte” toppings instead of preset menu options

Enhanced salsa bar

Muted tones and padded chairs

Heated patio to accommodate overflow traffic

Pager for to-go orders creates calmer environment

Within a three-mile radius

Median household income of $60,000 >68% white collar

Daytime employment 18,600 1.5M sq. ft. upscale retail

Total population of 57,000 High-class big box

Average age 34.4 Strong restaurant presence

Average daily traffic count 43,000

FY 2012 Revenue of $3.1 Million

Strategy to Drive Comparable Restaurant Sales Growth

Drive guest frequency through focus on food quality and consistency

Enhanced brand positioning via service platform and operational excellence

Addition of portable menu items and new product pipeline

Change in media strategy and creative message

Reconfiguring of indoor/outdoor menu boards to drive check and product mix

Build new prototype in key strategic areas

Focus on catering and other off-premise consumption

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Strategy to Drive Restaurant-Level Margins

Optimize menu offering to improve execution

Supply-chain management positively affecting food costs and quality

Ergonomic time-motion study to refine labor model

Leverage size of the business to realize economies of scale

Establishment of new maintenance practices and processes

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Experienced Management Team

Timothy Taft: Chief Executive Officer and President

Chief Executive Officer and President since August 2011

Previously served as Chief Executive Officer and President of Grandy’s LLC, Souper Salad, and Pizza Inn Holdings Inc.

Spent over a decade at Whataburger Inc., most recently as President and Chief Operating Officer

Lynn Schweinfurth: Chief Financial Officer and Vice President

Chief Financial Offi cer and Vice President since July 2012

Previously served as Chief Financial Officer of Lone Star Steakhouse and Texas Land & Cattle

Previously served in various leadership positions at Winn-Dixie Stores, Brinker International, PepsiCo, and Yum! Brands

Joe Zirkman: General Counsel, Secretary, and Vice President

General Counsel, Secretary, and Vice President since April 2011

Vice President, General Counsel, and Secretary of Carrols Corporation since 1993 to April 2011

Danny Meisenheimer: Chief Operating Of cer of Pollo Tropical

Chief Operating Officer of Pollo Tropical since September 2012

Former Chief Brand Offi cer of Pollo Tropical since April 2012 to September 2012

Former Chief Operating Officer at Grandy’s LLC and Souper Salad, and former Vice President of Brand Management at Pizza Inn Holdings Inc.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Experienced Management Team CONTINUED

Todd Coerver: Chief Operating Of cer of Taco Cabana

Chief Operating Offi cer of Taco Cabana since September 2012

Former Chief Brand Offi cer of Taco Cabana since December 2009 to September 2012

Spent 15 years at Whataburger Inc., most recently as Vice President, Marketing and Innovation

John Todd: Chief Development Of cer and Vice President

Chief Development Offi cer and Vice President since May 2012

Former Chief Development Offi cer at Arby’s Restaurant Group since 2008

Previously served in various leadership positions at Arby’s Restaurant Group and RTM Restaurant Group (Arby’s largest franchisee)

Joe Brink: Vice President of Supply Chain Management

Vice President of Supply Chain Management since November 2011

Former Vice President of Supply Chain Management for Souper Salad and Grandy’s LLC restaurants

Previously served in senior positions across supply chain management, purchasing, and R&D for both Pizza Inn and Grandy’s LLC

Financial Summary

Financial Summary ($ MILLIONS, EXCEPT STORE COUNTS)



FIESTA
TACO CABANA
Pollo Tropical



Total Revenues[1]
$439.1
$475.0
$509.7
$541.8
CAGR=7.9%
FY 2010
FY 2011
FY 2012
LTM 9/29/13



Total Systemwide Store Count
279
246
33
285
249
36
294
251
43
310
264
46
CAGR=3.9%
FY 2010
FY 2011
FY 2012
LTM 9/29/13



Total Restaurant-Level Adjusted EBITDA[2]
$87.8
$44.8
$42.9
$96.4
$51.7
$44.7
$103.7
$57.1
$46.6
$109.2
$61.6
$47.6
CAGR=8.3%
FY 2010
FY 2011
FY 2012
LTM 9/29/13



Total Adjusted EBITDA[3]
$57.4
$30.1
$27.3
$62.4
$35.6
$26.8
$64.2
$38.6
$25.6
$66.8
$40.3
$26.4
CAGR=5.7%
FY 2010
FY 2011
FY 2012
LTM 9/29/13

TACO CABANA POLLO TROPICAL FIESTA RESTAURANT GROUP FRANCHISED RESTAURANTS

Note: Post-spin profitability metrics are being impacted by the establishment of the Fiesta management team and infrastructure implementation costs.
Source: Company filings.

1. Includes franchise royalty revenues and fees.

2. Total restaurant-level adjusted EBITDA does not include franchise royalty revenues and fees or the allocation of corporate G&A expenses and brand G&A expenses. Total restaurant-level adjusted EBITDA represents the sum of restaurant-level adjusted EBITDA for both brands and includes pre-opening expenses in LTM 9/29/13, FY 2012, FY 2011, and FY 2010 of $2.1 million, $1.1 million, $0.5 million, and $0.5 million, respectively, for Pollo Tropical. Includes pre-opening expenses in LTM 9/29/13, FY 2012, FY 2011, and FY 2010 of $0.9 million, $0.6 million, $0.2 million, and $0.1 million, respectively, for Taco Cabana. Pre-opening expenses include costs incurred prior to opening a restaurant, including restaurant employee wages and related expenses, travel expenditures, recruiting, training, and rent, in addition to promotional costs associated with the restaurant opening.

3. Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is defined as earnings attributable to the applicable segment before interest, income taxes, depreciation and amortization, impairment and other lease charges, stock-based compensation expense, and other income and expense. Adjusted EBITDA is used because it is a measure of segment profit or loss reported to our chief operating decision maker along with earnings before taxes for purposes of allocating resources to the segments and assessing each segment's performance. This may not be necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

26

Strong Historical Brand Financial Performance ($ MILLIONS)

Total Revenues and CAGR 1

$250.3 $229.3 $209.5

$187.3

CAGR=11.1%

2010 2011 2012 LTM 9/29/13

Restaurant-Level Adjusted EBITDA and Margin 2, 3

$57.1 $61.6

$51.7

$44.8

24.1% 25.1% 24.8%

CAGR=12.3%

2010 2011 2012 LTM 9/29/13

TACO CABANA POLLO TROPICAL

Source: Company filings.

1. Includes franchise royalty revenues and fees.

2. See restaurant-level adjusted EBITDA reconciliation on page 34-36.

3. Margins reflect a percent of total restaurant sales (excludes franchise royalty revenues and fees).

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Total Revenues and CAGR 1

$280.4 $291.5 $265.4 $251.8

CAGR=5.5%

2010 2011 2012 LTM 9/29/13

Restaurant-Level Adjusted EBITDA and Margin 2, 3

$46.6 $47.6

$44.7

$42.9

17.1% 16.7% 16.4% 16.8%

CAGR=3.9%

2010 2011 2012 LTM 9/29/13

Long-Term Business Model

2%-3% Comparable Ramping Up Restaurant to 8%-10% New Sales Growth Company-Owned Restaurant Growth; Pollo Tropical Will Be Primary Expansion Vehicle

Meaningful

Long-Term Franchise EPS Growth New

Restaurant Growth Leverage Fixed and Operating Costs Building Up to 10%-12% Revenue Growth

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Refinancing Summary

Repurchase $200 million, 8.875% Senior Secured Second Lien Notes through $124 million equity offering completed in November New $150 million revolving credit facility (fully committed, subject to closing)

Equity offering reduces leverage by $100 million

New credit facility provides flexible borrowing with large capacity and low interest rate Current credit facility with capacity of $25 million and current rate of LIBOR + 3.00% New credit facility with $150 million capacity and initial rate of LIBOR + 1.75 – 2.00%

Pro Forma interest expense benefit

Pro Forma interest expense reduction of $16.4 million and $11.9 million for 2012 and Q3 YTD 2013, respectively

Pro Forma net income increase of $10.7 million and $7.7 million for 2012 and Q3 YTD 2013, respectively

Meaningful pro forma EPS accretion

Pro Forma 2012 EPS increases $0.38, or 109% Pro Forma Q3 YTD 2013 EPS increases $0.22, or 35%

Over– allotment option exercised, resulting in additional equity proceeds of $19 million EPS impact is not material

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Capitalization ($ MILLIONS)

As of September 29, 2013 Pro Forma1 Debt Existing $25 Million Revolving Credit Facility $ 0.0 $ 0.0 New $150 Million Revolving Credit Facility 0.0 100.5 Senior Secured Second Lien Notes2 200.0 0.0 Capital Leases 0.9 0.9 Lease Financing Obligations 3.0 3.0

Total Debt $ 203.9 $ 104.4

Less: Cash and Cash Equivalents (5.9) (5.9) Total Net Debt $ 198.0 $ 98.5

LTM 9/29/13 Total Adjusted EBITDA $ 66.8 $ 66.8

Total Net Debt/LTM 9/29/13 Total Adjusted EBITDA 3.0x 1.5x

Source: Company filings.

1. Pro forma for a $150 million revolving credit facility and $124 million equity offering.

2. Senior secured second lien notes may be redeemed at 104.438 on or after February 15, 2014, 102.219 on or after February 15, 2015, and 100.000 on February 15, 2016, and thereafter. Notes may be redeemed at any time prior to February 15, 2014, at the principal amount plus a make-whole premium.

3. This does not give effect to the exercise by the underwriters of the over-allotment option.

4. Assumes 100% of the notes are repurchased under the tender offer.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

Pro Forma Net Income and Earnings Per Share

Year Ended Nine Months Ended

($ MILLIONS, EXCEPT EPS)

December 30, 2012 September 29, 2013

Net Income as Reported $ 8.3 $ 14.8 Decrease in Interest Expense, Net of Tax 10.7 7.7 Pro Forma Net Income $ 19.0 $ 22.6

Basic and Diluted EPS as Reported $ 0.35 $ 0.63 Pro Forma Basic and Diluted EPS 0.73 0.85 EPS Accretion $ 0.38 $ 0.22

Basic and Diluted Shares Outstanding as Reported 22.9 22.9 Pro Forma Basic and Diluted Shares Outstanding 25.6 25.6

FIE STA R E S TA U R A N T G R O U P 2 0 1 3 I N V E S TO R P R E S E N TAT I O N

Appendix

Total Adjusted EBITDA Reconciliation–Consolidated ($ MILLIONS)

FY 2010 FY 2011 FY 2012 LTM 9/29/13

Restaurant-Level Adjusted EBITDA:

Pollo Tropical $ 44.8 $ 51.7 $ 57.1 $ 61.6 Taco Cabana 42.9 44.7 46.6 47.6 Consolidated $ 87.8 $ 96.4 $ 103.7 $ 109.2

Add:

Franchise Royalty Revenues and Fees 1.5 1.7 2.4 2.4 Less: General and Administrative (Excluding Stock-Based Compensation Expense) 31.9 35.8 41.8 44.9 Adjusted EBITDA:1

Pollo Tropical 30.1 35.6 38.6 40.3 Taco Cabana 27.3 26.8 25.6 26.4 Consolidated $ 57.4 $ 62.4 $ 64.2 $ 66.8

Less:

Depreciation and Amortization 19.1 19.5 18.3 19.7 Impairment and Other Lease Charges 6.6 2.7 7.0 0.5

Interest Expense 19.9 24.0 24.4 19.6

Provision for Income Taxes 3.8 4.6 4.3 8.2 Stock-Based Compensation 1.0 1.7 2.0 2.1 Other Expense (Income) — 0.1 (0.1) (0.6)

Net Income $ 7.0 $ 9.5 $ 8.3 $ 17.4

1. Adjusted EBITDA for each of our Pollo Tropical and Taco Cabana segments includes an allocation of general and administrative expenses associated with administrative support for executive management; information systems; and certain accounting, legal, and other administrative functions.

FIE STA R E S TA U R A N T G R O U P 2 0 1 3 I N V E S TO R P R E S E N TAT I O N

Adjusted EBITDA Reconciliation – Pollo Tropical ($ MILLIONS)

Pollo Tropical	FY 2010	FY 2011	FY 2012	LTM 9/29/13
Restaurant Sales	$ 186.0	$ 208.1	$ 227.4	$ 248.5
Cost of Sales	60.0	69.5	75.4	82.3
Restaurant Wage and Related Expenses	45.9	49.0	53.6	57.3
Restaurant Rent Expense	6.0	5.9	7.7	9.5
Other Restaurant Operating Expenses	23.9	25.8	26.8	29.4
Advertising Expense	5.0	5.6	5.7	6.2
Pre-Opening Costs	0.5	0.5	1.1	2.1
Restaurant-Level Adjusted EBITDA[1]	$ 44.8	$ 51.7	$ 57.1	$ 61.6
Add: Franchise Revenue	1.2	1.4	1.9	1.8
Less: G&A	(16.0)	(17.6)	(20.4)	(23.1)
Adjusted EBITDA[2]	$ 30.1	$ 35.6	$ 38.6	$ 40.3

1. Restaurant-level adjusted EBITDA does not include franchise royalty revenues and fees or the allocation of corporate G&A expenses and brand G&A expenses for the applicable segment. Pre-opening expenses include costs incurred prior to opening a restaurant, including restaurant employee wages and related expenses, travel expenditures, recruiting, training and rent, in addition to promotional costs associated with the restaurant opening.
2. Adjusted EBITDA is defined as earnings attributable to the applicable segment before interest, income taxes, depreciation and amortization, impairment and other lease charges, stock-based compensation expense, other income and expense, and gains and losses on extinguishment of debt. It includes an allocation of corporate G&A expenses and brand G&A expenses (each excluding stock-based compensation).

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

34

Adjusted EBITDA Reconciliation – Taco Cabana ($ MILLIONS)


TACO CABANA
FIESTA

	FY 2010	FY 2011	FY 2012	LTM 9/29/13
Restaurant Sales	$ 251.5	$ 265.1	$ 279.9	$ 290.9
Cost of Sales	75.2	83.2	88.1	91.0
Restaurant Wage and Related Expenses	76.6	80.0	82.6	85.0
Restaurant Rent Expense	10.6	10.9	13.9	16.4
Other Restaurant Operating Expenses	35.8	35.6	37.0	38.0
Advertising Expense	10.2	10.5	11.1	12.0
Pre-Opening Costs	0.1	0.2	0.6	0.9
Restaurant-Level Adjusted EBITDA[1]	$ 42.9	$ 44.7	$ 46.6	$ 47.6
Add: Franchise Revenue	0.3	0.3	0.5	0.6
Less: G&A	(15.9)	(18.2)	(21.4)	(21.8)
Adjusted EBITDA[2]	$ 27.3	$ 26.8	$ 25.6	$ 26.4

1. Restaurant-level adjusted EBITDA does not include franchise royalty revenues and fees or the allocation of corporate G&A expenses and brand G&A expenses for the applicable segment. Pre-opening expenses include costs incurred prior to opening a restaurant, including restaurant employee wages and related expenses, travel expenditures, recruiting, training, and rent, in addition to promotional costs associated with the restaurant opening.
2. Adjusted EBITDA is defined as earnings attributable to the applicable segment before interest, income taxes, depreciation and amortization, impairment and other lease charges, stock-based compensation expense, other income and expense, and gains and losses on extinguishment of debt. It includes an allocation of corporate G&A expense and brand G&A expenses.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION

35

Key Commodity and Cost Overview

Fiesta Restaurant Group actively contracts commodities with its suppliers

Key contracted commodity costs include:

Pollo Tropical: 2013 chicken pricing 100% under contract Taco Cabana: 2013 fajita beef pricing 100% under contract

Fiesta Restaurant Group Commodity Exposure 2013 Projected Commodity Increase ~2% ~1% Percent of Commodity Under Fixed Pricing as Percent of Projected COGS 78% 71%

Top Five Food Purchases–Pollo Tropical Top Five Food Purchases–Taco Cabana

Food Purchase % of COGS 2013 YoY Food Purchase % of COGS 2013 YoY Type % Increase Type % Increase

1. Chicken 43.0% 8.4% 1. Fajita Beef 12.0% 0.7%

2. Pork 2.0% (1.6%) 2. Blended Cheese (Jack/Cheddar) 5.5% 2.3%

3. Dinner Rolls 2.9% 1.5% 3. Frozen Tortilla Dough 5.3% 0.6%

4. Plantains 2.3% (0.4%) 4. Fajita Chicken 4.7% (3.0%)

5. Rice 2.2% (4.7%) 5. Chili Con Queso Cheese 4.0% (11.3%)

FIE STA R E S TA U R A N T G R O U P 2 0 1 3 I N V E S TO R P R E S E N TAT I O N

Use of Non-GAAP Financial Measures

Adjusted EBITDA, adjusted EBITDA margin, restaurant-level adjusted EBITDA, and restaurant-level adjusted EBITDA margin for both of our brands and total adjusted EBITDA, total adjusted EBITDA margin total restaurant-level adjusted EBITDA, and total restaurant-level adjusted EBITDA margin are all non-GAAP financial measures.

Management believes that such financial measures, when viewed with our results of operations calculated in accordance with GAAP and our reconciliation of total restaurant-level adjusted EBITDA (and restaurant-level adjusted EBITDA for each of our Pollo Tropical and Taco Cabana segments) and total adjusted EBITDA (and adjusted EBITDA for each of our Pollo Tropical and Taco Cabana segments) to net income (i) provide useful information about our operating performance and period-over-period growth (including at the restaurant level), (ii) provide additional information that is useful for evaluating the operating performance of our business, and (iii) permit investors to gain an understanding of the factors and trends affecting our ongoing earnings, from which capital investments are made and debt is serviced. However, such measures are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as alternatives to net income or cash flow from operating activities as indicators of operating performance or liquidity. Also these measures may not be comparable to similarly titled captions of other companies.

The unaudited financial data for the 12 months ended September 29, 2013, has been derived by adding our statement of operations and other financial data for our fiscal year ended December 30, 2012, and for the nine months ended September 29, 2013, and deducts such statement of operations data and other financial data for the nine months ended September 30, 2012.

FIESTA RESTAURANT GROUP 2013 INVESTOR PRESENTATION